Exhibit 99.1

Contacts:	Deborah Wiltshire	Stephanie Wakefield
	Public Relations	Senior Director, Investor Relations
	+ 1 650 385 5360	+1 650 385 5261
	dwiltshire@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS RECORD THIRD QUARTER REVENUES OF $113.8
MILLION
Achieves Revenue Growth of 19 Percent and Operating Margin Increase of 370 Basis Points
REDWOOD CITY, Calif., October 16, 2008 — Informatica Corporation (NASDAQ: INFA), the leading independent provider of enterprise data integration software and services, today announced financial results for the third quarter ended September 30, 2008.
     Revenues for the third quarter of 2008 were $113.8 million, up 19 percent from the $96.0 million recorded in the third quarter of 2007. License revenues for the third quarter were $45.8 million, up 12 percent from the $41.0 million recorded in the third quarter of 2007. Income from operations for the third quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $17.7 million, up 56% from $11.3 million in the third quarter of 2007. GAAP net income for the third quarter was $13.4 million or $0.14 per diluted share, in comparison to net income of $14.4 million or $0.15 per diluted share in the third quarter of 2007. For the three-month periods ended September 30, 2007 and September 30, 2008, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $1.1 million of interest and convertible notes issuance cost amortization, net of income taxes.
     Non-GAAP income from operations for the third quarter of 2008 was $25.4 million, up 48% from $17.2 million in the third quarter of 2007. Non-GAAP net income for the third quarter of 2008 was $18.9 million or $0.19 per diluted share, up from $18.8 million or $0.19 per diluted share in the third quarter of 2007. Non-GAAP income from operations and non-GAAP net income exclude charges related to purchased in-process research and development, share-based payments, facilities restructurings and the amortization of acquired technology and intangible assets. A reconciliation of GAAP results to non-GAAP results is included below.
     For the nine-month period ended September 30, 2008, revenues were $331.3 million, an increase of 19 percent from the $277.4 million recorded for the first nine months of 2007.

License revenues for the first nine months of 2008 were $138.6 million, up 15 percent from $120.4 million in the first nine months of 2007. GAAP income from operations for the first nine months of 2008 was $44.7 million, up 63 percent from $27.4 million in the first nine months of 2007. GAAP net income for the first nine months of 2008 was $36.0 million or $0.38 per diluted share, up 6 percent from $34.0 million or $0.36 per diluted share in the first nine months of 2007. Non-GAAP income from operations for the first nine months of 2008 was $65.6 million, up 44% from $45.4 million in the first nine months of 2007. Non-GAAP net income for the first nine months of 2008 was $51.3 million or $0.52 per diluted share, up over 4 percent from $48.8 million or $0.50 per diluted share in the first nine months of 2007. For the nine-month periods ended September 30, 2007 and September 30, 2008, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $3.3 million of interest and convertible notes issuance cost amortization, net of income taxes. Non-GAAP income from operations and non-GAAP net income exclude charges related to purchased in-process research and development, share-based payments, facilities restructurings and the amortization of acquired technology and intangible assets.
     “I would like to recognize and commend the Informatica team for their exceptional operational discipline to attain third quarter record revenues and operating income in these extraordinary times of macroeconomic turmoil,” said Sohaib Abbasi, chairman and CEO of Informatica.
Significant milestones achieved since July 2008 include:
•	Signed repeat business with 231 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included Autotrader.com, CVS Pharmacy, EMD Serono, Goodyear Tire & Rubber Company, Groupe Pernod Ricard, NAVTEQ Corporation, Norwich Union, and Telemar Norte Leste.

•	Added 55 new customers. Informatica increased its customer base this quarter to 3,368 companies. New customers include BBVA, Beijing Administration for Industry & Commerce, Hawaii Medical Service Association, Luz y Fuerza del Centro, Messe Frankfurt, Omnicom Media Group, and Turk Telekomunikasyon.

•	Advanced in the “Leaders Quadrant” in the Gartner Data Integration Magic Quadrant. According to Gartner, “leaders have significant mind share in the market,

and resources skilled with their tools are readily available. These vendors establish market trends, to a large degree, by providing new functional capabilities in their products, and by identifying new types of business problems where data integration tools can bring significant value. Examples of deployments that span multiple projects and types of use cases are commonplace in their customer base.”
•	Customer KPN won 2008 Ventana Research Information Management Leadership Award. KPN was recognized, for its use of Informatica technology, as the organization that has most successfully used information to advance business and improve its performance. The Leadership Awards recognize pioneers and leaders, organizations and individuals that exemplify technology best practices.

•	Recognized as one of the “Top 100 most influential technology vendors for 2008.” In the annual State of the Market Report survey by Aberdeen Group, Informatica was recognized as one of the key vendors driving business value through technology. Over 9,000 executives were asked to name the companies that had the most impact on their businesses in the last year.
Conference Call and Webcast
Informatica will discuss its third quarter 2008 results on a conference call today beginning at 2:00 p.m. PDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 74458670.
About Informatica
Informatica Corporation (NASDAQ: INFA) is the leading independent provider of enterprise data integration software and services. With Informatica, organizations can gain greater business value by integrating their information assets across the enterprise. More than 3,350 companies worldwide rely on Informatica to reduce the cost and expedite the time to address data integration needs of varying complexity and scale. For more information, call +1 650 385 5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
GAAP Net income	$13,381	$14,446	$36,108	$33,996

Plus:
Amortization of acquired technology	1,283	726	2,854	2,175
Amortization of intangible assets	1,502	361	2,857	1,079
Facilities restructuring charges	896	1,003	2,764	3,078
Purchased in-process research and development	—	—	390	—
Share-based payments	4,038	3,753	11,984	11,671
Tax benefit of amortization of intangible assets and restructuring charges	(1,420)	(815)	(3,221)	(815)
Tax benefit of purchased in-process research and development	—	—	(152)	—
Tax benefit of share-based payments	(748)	(676)	(2,244)	(2,375)

Non-GAAP Net income	$18,932	$18,798	$51,340	$48,809

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Diluted net income per share: *
Diluted GAAP Net income per share	$0.14	$0.15	$0.38	$0.36

Plus:
Amortization of acquired technology	0.01	0.01	0.03	0.02
Amortization of intangible assets	0.01	—	0.03	0.01
Facilities restructuring charges	0.01	0.01	0.02	0.03
Purchased in-process research and development	—	—	—	—
Share-based payments	0.04	0.04	0.11	0.11
Tax benefit of amortization of intangible assets and restructuring charges	(0.01)	(0.01)	(0.03)	(0.01)
Tax benefit of purchased in-process research and development	—	—	—	—
Tax benefit of share-based payments	(0.01)	(0.01)	(0.02)	(0.02)

Diluted Non-GAAP Net income per share	$0.19	$0.19	$0.52	$0.50

Shares used in computing diluted GAAP Net income per share	103,740	103,151	103,735	102,912
Shares used in computing diluted Non-GAAP Net income per share	104,435	103,914	104,640	103,723

*	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2008 and 2007. This includes the add-back of $1.1 and $3.3 million of interest and convertible notes issuance cost amortization, net of income taxes for both periods, respectively.
Non-GAAP Financial Information
     To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, Informatica uses non-GAAP financial measures of net income, income from operations and net income per share. These measures are adjusted to exclude the charges and expenses discussed above. The Company believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends, and marketplace performance. Informatica believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with its historical financial results, as well as comparability to similar companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income, income from operations or net income per share prepared in accordance with GAAP in the U.S.
Forward Looking Statements
This press release contains forward-looking statements relating to Informatica’s opportunity for growth in the data integration market and expected benefits to our customers and products. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to (1) competition with larger companies that have longer operating histories and greater financial, technical, marketing, and other resources; (2) uncertainty in the state of IT spending and the continued growth in the market for data integration solutions in general; and (3) lack of control regarding our strategic partners’ devotion of adequate resources to promote, sell, implement, and support our products, Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s report on Form 10-K for the year ended December 31, 2007 and 10-Q for the quarter ended June 30, 2008, which are on file with the SEC and is available on the Company’s investor relations website at http://www.informatica.com/. All information provided in this release is as of October 16, 2008 and Informatica undertakes no duty to update this information.
###
Note: Informatica is a registered trademark of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenues:
License	$45,846	$40,990	$138,578	$120,390
Service	67,971	55,013	192,709	156,989

Total revenues	113,817	96,003	331,287	277,379

Cost of revenues:
License	722	770	2,312	2,518
Service	20,404	17,169	61,569	50,428
Amortization of acquired technology	1,283	726	2,854	2,175

Total cost of revenues	22,409	18,665	66,735	55,121

Gross profit	91,408	77,338	264,552	222,258

Operating expenses:
Research and development	18,263	17,195	54,484	52,168
Sales and marketing	43,667	38,410	132,420	112,624
General and administrative	9,412	9,025	26,927	25,884
Amortization of intangible assets	1,502	361	2,857	1,079
Facilities restructuring charges	896	1,003	2,764	3,078
Purchased in-process research and development	—	—	390	—

Total operating expenses	73,740	65,994	219,842	194,833

Income from operations	17,668	11,344	44,710	27,425
Interest income and other, net	1,500	3,811	6,823	10,327

Income before income taxes	19,168	15,155	51,533	37,752
Income tax provision	5,787	709	15,425	3,756

Net income	$13,381	$14,446	$36,108	$33,996

Basic net income per common share	$0.15	$0.17	$0.41	$0.39

Diluted net income per common share (1)	$0.14	$0.15	$0.38	$0.36

Shares used in computing basic net income per common share	88,570	87,428	88,422	87,062

Shares used in computing diluted net income per common share	103,740	103,151	103,735	102,912

(1)	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2008 and 2007. This includes the add-back of $1.1 and $3.3 million of interest and convertible notes issuance cost amortization, net of income taxes for both periods, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2008	2007
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$281,620	$203,661
Short-term investments in marketable securities	169,661	281,197
Accounts receivable, net of allowances of $2,282 and $1,299, respectively	60,597	72,643
Deferred tax assets	23,931	18,294
Prepaid expenses and other current assets	24,704	14,693

Total current assets	560,513	590,488

Restricted cash	—	12,122
Property and equipment, net	8,963	10,124
Goodwill and intangible assets, net	249,536	179,315
Other assets	9,577	6,595

Total assets	$828,589	$798,644

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$56,403	$62,791
Accrued facilities restructuring charges	20,435	18,007
Deferred revenues	104,878	99,415

Total current liabilities	181,716	180,213

Convertible senior notes	230,000	230,000
Accrued facilities restructuring charges, less current portion	47,226	56,235
Long-term deferred revenues	10,502	13,686
Long-term income taxes payable	8,928	5,968

Stockholders’ equity	350,217	312,542

Total liabilities and stockholders’ equity	$828,589	$798,644

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2008	2007

Operating activities:
Net income	$36,108	$33,996
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,199	7,983
Allowance for doubtful accounts and sales returns allowances	742	74
Share-based payments	11,984	11,671
Deferred income taxes	(5,637)	(11,614)
Tax benefits from stock option plans	7,067	—
Excess tax benefits from share-based payments	(5,237)	(4,130)
Amortization of intangible assets and acquired technology	5,711	3,254
In-process research and development	390	—
Non-cash facilities restructuring charges	2,764	3,078
Other non-cash items	246	—
Changes in operating assets and liabilities:
Accounts receivable	16,143	9,270
Prepaid expenses and other assets	(10,022)	(1,913)
Accounts payable and other current liabilities	(7,363)	(6,717)
Income taxes payable	2,788	3,075
Accrued facilities restructuring charges	(9,222)	(11,086)
Deferred revenues	1,460	5,850

Net cash provided by operating activities	52,121	42,791

Investing activities:
Purchases of property and equipment	(3,162)	(4,389)
Purchases of investments	(198,302)	(316,971)
Purchase of investment in equity interest	(3,000)	—
Maturities and sales of investments	309,286	299,636
Business acquisition, net of cash acquired	(79,844)	—
Transfer from restricted cash	12,016	—

Net cash provided by (used in) investing activities	36,994	(21,724)

Financing activities:
Net proceeds from issuance of common stock	26,089	22,430
Repurchases and retirement of common stock	(37,260)	(20,628)
Excess tax benefits from share-based payments	5,237	4,130

Net cash provided by (used in) financing activities	(5,934)	5,932

Effect of foreign exchange rate changes on cash and cash equivalents	(5,222)	2,617

Net increase in cash and cash equivalents	77,959	29,616
Cash and cash equivalents at beginning of period	203,661	120,491

Cash and cash equivalents at end of period	$281,620	$150,107

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2008			September 30, 2007
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Revenues:
License	$45,846	$—	$45,846	$40,990	$—	$40,990
Service	67,971	—	67,971	55,013	—	55,013

Total revenues	113,817	—	113,817	96,003	—	96,003

Cost of revenues:
License	722	—	722	770	—	770
Service	20,404	(495)	19,909	17,169	(385)	16,784
Amortization of acquired technology	1,283	(1,283)	—	726	(726)	—

Total cost of revenues	22,409	(1,778)	20,631	18,665	(1,111)	17,554

Gross profit	91,408	1,778	93,186	77,338	1,111	78,449

Operating expenses:
Research and development	18,263	(1,013)	17,250	17,195	(969)	16,226
Sales and marketing	43,667	(1,332)	42,335	38,410	(1,359)	37,051
General and administrative	9,412	(1,198)	8,214	9,025	(1,040)	7,985
Amortization of intangible assets	1,502	(1,502)	—	361	(361)	—
Facilities restructuring charges	896	(896)	—	1,003	(1,003)	—
Purchased in-process research and development	—	—	—	—	—	—

Total operating expenses	73,740	(5,941)	67,799	65,994	(4,732)	61,262

Income from operations	17,668	7,719	25,387	11,344	5,843	17,187
Interest income and other, net	1,500	—	1,500	3,811	—	3,811

Income before income taxes	19,168	7,719	26,887	15,155	5,843	20,998
Income tax provision	5,787	2,168	7,955	709	1,491	2,200

Net income	$13,381	$5,551	$18,932	$14,446	$4,352	$18,798

Net income per share:
Basic	$0.15		$0.21	$0.17		$0.22

Diluted (2)	$0.14		$0.19	$0.15		$0.19

Weighted shares used to compute net income per share:
Basic	88,570		88,570	87,428		87,428

Diluted	103,740	695 (3)	104,435	103,151	763 (3)	103,914

(1)	The following table summarizes the Non-GAAP adjustments for the respective periods presented:

	Three Months Ended
	September 30,
	2008	2007

Net income, GAAP basis	$13,381	$14,446
Amortization of acquired technology	1,283	726
Amortization of intangible assets	1,502	361
Facilities restructuring charges	896	1,003
Purchased in-process research and development	—	—
Share-based payments	4,038	3,753
Tax benefit for amortization of intangible assets and restructuring charges	(1,420)	(815)
Tax benefit of purchased in-process research and development	—	—
Tax benefit of share-based payments	(748)	(676)

Net income, Non-GAAP basis	$18,932	$18,798

(2)	Diluted EPS is calculated under the “if converted” method for the three months ended September 30, 2008 and 2007. This includes the add-back of $1.1 million of interest and convertible notes issuance cost amortization, net of income taxes for both periods.

(3)	Anti-diluted shares generated from the unrecognized share-based payments under the “treasury stock method” have been added back to the non-GAAP diluted weighted shares due to non-GAAP results excluding the share-based payments.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended			Nine Months Ended
	September 30, 2008			September 30, 2007
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Revenues:
License	$138,578	$—	$138,578	$120,390	$—	$120,390
Service	192,709	—	192,709	156,989	—	156,989

Total revenues	331,287	—	331,287	277,379	—	277,379

Cost of revenues:
License	2,312	—	2,312	2,518	—	2,518
Service	61,569	(1,534)	60,035	50,428	(1,275)	49,153
Amortization of acquired technology	2,854	(2,854)	—	2,175	(2,175)	—

Total cost of revenues	66,735	(4,388)	62,347	55,121	(3,450)	51,671

Gross profit	264,552	4,388	268,940	222,258	3,450	225,708

Operating expenses:
Research and development	54,484	(3,043)	51,441	52,168	(2,806)	49,362
Sales and marketing	132,420	(3,935)	128,485	112,624	(4,390)	108,234
General and administrative	26,927	(3,472)	23,455	25,884	(3,200)	22,684
Amortization of intangible assets	2,857	(2,857)	—	1,079	(1,079)	—
Facilities restructuring charges	2,764	(2,764)	—	3,078	(3,078)	—
Purchased in-process research and development	390	(390)	—	—	—	—

Total operating expenses	219,842	(16,461)	203,381	194,833	(14,553)	180,280

Income from operations	44,710	20,849	65,559	27,425	18,003	45,428
Interest income and other, net	6,823	—	6,823	10,327	—	10,327

Income before income taxes	51,533	20,849	72,382	37,752	18,003	55,755
Income tax provision	15,425	5,617	21,042	3,756	3,190	6,946

Net income	$36,108	$15,232	$51,340	$33,996	$14,813	$48,809

Net income per share:
Basic	$0.41		$0.58	$0.39		$0.56

Diluted (2)	$0.38		$0.52	$0.36		$0.50

Weighted shares used to compute net income per share:
Basic	88,422		88,422	87,062		87,062

Diluted	103,735	905 (3)	104,640	102,912	811 (3)	103,723

(1)	The following table summarizes the Non-GAAP adjustments for the respective periods presented:

	Nine Months Ended
	September 30,
	2008	2007

Net income, GAAP basis	$36,108	$33,996
Amortization of acquired technology	2,854	2,175
Amortization of intangible assets	2,857	1,079
Facilities restructuring charges	2,764	3,078
Purchase in-process research and development	390	—
Share-based payments	11,984	11,671
Tax benefit for amortization of intangible assets and restructuring charges	(3,221)	(815)
Tax benefit of purchased in-process research and development	(152)	—
Tax benefit of share-based payments	(2,244)	(2,375)

Net income, Non-GAAP basis	$51,340	$48,809

(2)	Diluted EPS is calculated under the “if converted” method for the nine months ended September 30, 2008 and 2007. This includes the add-back of $3.3 million of interest and convertible notes issuance cost amortization, net of income taxes for both periods.

(3)	Anti-diluted shares generated from the unrecognized share-based payments under the “treasury stock method” have been added back to the non-GAAP diluted weighted shares due to non-GAAP results excluding the share-based payments.